UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2015

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

https://twitter.com/zillowgroup

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Zillow Group, Inc. (“Zillow Group”) under Items 2.01 and 9.01, among others, on February 17, 2015 (the “Initial 8-K”). As previously reported in the Initial 8-K, effective February 17, 2015, pursuant to the Agreement and Plan of Merger dated as of July 28, 2014 (the “Merger Agreement”) by and among Zillow, Inc. (“Zillow”), Zillow Group, f/k/a Zebra Holdco, Inc., and Trulia, Inc. (“Trulia”), following the consummation of the mergers contemplated by the Merger Agreement (the “Mergers”), each of Zillow and Trulia became wholly owned subsidiaries of Zillow Group. This Amendment No. 1 is being filed to include the financial information required under Item 9.01 of the Initial 8-K. For accounting purposes, Zillow is considered the acquirer of Trulia.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheets of Trulia as of December 31, 2014 and December 31, 2013, the related audited consolidated statements of operations for each of the years in the three year period ended December 31, 2014, the related consolidated financial statement schedule, the related notes to such audited consolidated financial statements and the Report of Independent Registered Public Accounting Firm were filed by Trulia with the Securities and Exchange Commission on March 2, 2015, and incorporated herein by reference as Exhibit 99.1 to this Amendment No. 1.

(b) Pro forma financial information.

The unaudited pro forma financial information of Zillow Group as of and for the year ended December 31, 2014 with respect to the transaction described in Item 2.01 in the Initial 8-K is filed as Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Trulia.

99.1	Audited consolidated balance sheets of Trulia as of December 31, 2014 and December 31, 2013, the related audited consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the three year period ended December 31, 2014, the related consolidated financial statement schedule and the related notes to such audited consolidated financial statements (incorporated by reference from Part II, Item 8 of the Annual Report on Form 10-K filed by Trulia with the Securities and Exchange Commission on March 2, 2015).

99.2	Unaudited pro forma financial information of Zillow Group as of and for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2015	ZILLOW GROUP, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Trulia.

99.1	Audited consolidated balance sheets of Trulia as of December 31, 2014 and December 31, 2013, the related audited consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the three year period ended December 31, 2014, the related consolidated financial statement schedule and the related notes to such audited consolidated financial statements (incorporated by reference from Part II, Item 8 of the Annual Report on Form 10-K filed by Trulia with the Securities and Exchange Commission on March 2, 2015).

99.2	Unaudited pro forma financial information of Zillow Group as of and for the year ended December 31, 2014.